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                                                                    EXHIBIT 10.6

                               THIRD AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Third Amendment") is made as of the 22nd day of October, 2003 by and among Extrusion Technologies, Inc ("ETI"), a Colorado corporation ("Borrower"), the lenders who are signatories hereto ("Lenders"), and Fleet Capital Corporation, a Rhode Island corporation ("FCC"), as agent for Lenders hereunder (FCC, in such capacity, being "Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

WHEREAS, Borrowers, Agent and Lenders entered into a certain Loan and Security Agreement dated as of March 14, 2003 as amended by a certain First Amendment to Loan and Security Agreement dated as of June 30, 2003 by and among Borrowers, Lenders and Agent and by a Second Amendment to Loan and Security Agreement dated as of September 30, 2003 by and among Borrowers, Lenders and Agent (said Loan and Security Agreement, as so amended, is hereinafter referred to as the "Loan Agreement"); and WHEREAS, Borrowers desire to amend and modify certain provisions of the Loan Agreement and, subject to the terms hereof, Agent and Lenders are willing to agree to such amendments and modifications;
NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made by Agent and Lenders to Borrowers, the parties hereto hereby agree as follows:
     1. Definitions. All capitalized terms used herein without definition shall have the meaning given to them in the Loan Agreement.

     2.   Financial Covenants. Upon the Third Amendment Effective Date, Exhibit
8.3 to the Loan Agreement is hereby deleted and Exhibit 8.3 attached hereto and incorporated herein shall be inserted in its stead.

     3. Amendment Fee. In order to induce Agent and Lenders to enter into this Third Amendment, Borrowers agree to pay to Agent, for the ratable benefit of Lenders, an amendment fee equal to $50,000. Said amendment fee shall be deemed fully earned and non-refundable and shall be due and payable on the Third Amendment Effective Date.

     4. Conditions Precedent. This Third Amendment shall become effective upon satisfaction of each of the following conditions precedent:

          (A) Borrowers, Agent and Lenders shall have executed and delivered to each other this Third Amendment; and

          (B) Borrowers shall have paid to Agent for the ratable benefit of Lenders the amendment fee referred to in Section 3 of this Third Amendment.

The date on which all of the foregoing conditions precedent are satisfied shall be called the "Third Amendment Effective Date."

     5.   Miscellaneous.

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          a.   This Third Amendment is limited as specified and shall not constitute an amendment, modification or waiver of any other provision of the Loan Agreement or any other Loan Document.

          b. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     6. Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

                            (Signature Page Follows)


                                       2

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       (Signature Page to Third Amendment to Loan and Security Agreement)
IN WITNESS WHEREOF, this Third Amendment has been duly executed as of the day and year specified at the beginning hereof.

                                        EXTRUSION TECHNOLOGIES, INC., (a
                                        "Borrower")


                                        By:  /S/ Jerry A. Kukuchka
                                           -------------------------------------
                                           Name:  Jerry A. Kukuchka
                                                --------------------------------
                                           Title:  CFO
                                                 -------------------------------


                                        FLEET CAPITAL CORPORATION, as
                                        Agent and as a Lender


                                        By:  /s/ Brian Conole
                                           -------------------------------------
                                           Name:   Brian Conole
                                                --------------------------------
                                           Title:  Senior Vice President
                                                 -------------------------------


                                        THE CIT GROUP/BUSINESS CREDIT,
                                        INC., as Lender


                                        By:  /s/ Anthony Alexander
                                           -------------------------------------
                                           Name:   Anthony Alexander
                                                --------------------------------
                                           Title:  Vice President
                                                 -------------------------------


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                               FINANCIAL COVENANTS

Consolidated Net Income means, with respect to ETI and its Subsidiaries for any fiscal period, the net income (or loss) of ETI and its Subsidiaries for such period taken as a whole (determined in accordance with GAAP on a consolidated basis), but excluding in any event: (a) any gains or losses on the sale or other disposition of Investments or fixed or capital assets or from any transaction classified as extraordinary under GAAP, any taxes on such excluded gains and any tax deductions or credits on account of any such excluded losses; (b) the proceeds of any life insurance policy; (c) net earnings and losses of any business entity, substantially all the assets of which have been acquired in any manner by ETI, realized by such business entity prior to the date of such acquisition; (d) net earnings and losses of any business entity which shall have merged into ETI earned or incurred prior to the date of such merger; (e) net earnings of any business entity (other than a Consolidated Subsidiary) in which ETI has an ownership interest unless such net earnings shall have been received by ETI in the form of cash distributions; (f) earnings resulting from a reappraisal, revaluation or write-up of assets; (g) any charge to net earnings resulting from the amortization of the value of stock options given to employees to the extent required by FASB 25; (h) any increase or decrease of net income arising from a change in ETI's accounting methods; (i) any gains resulting from the forgiveness of Funded Debt or the retirement of Funded Debt at a discount;
(j) any gain arising from the acquisition of any Securities of ETI; and (k) any reversal of any contingency reserve, except that provision for such contingency reserve shall have been made from income arising during such period.

EBIT - With respect to any fiscal period, the sum of ETI's Consolidated Net Income plus amounts deducted in determining Consolidated Net Income in respect of: (a) any provision for (or less any benefit from) income taxes whether current or deferred; (b) Interest Expense for such period; and (c) purchase accounting expense related to inventory in an amount not to exceed $1,350,000 ($380,000 for the fiscal period ending March 31, 2004); provided that the add-back to Consolidated Net Income in this definition of EBIT for the item described in this clause (c) shall only be effective for the fiscal periods ending on or prior to March 31, 2004. For fiscal periods ending after March 31, 2004 there shall be no add-backs to Consolidated Net Income in this definition of EBIT for the item described in clause (c) above.

EBITDA - With respect to any fiscal period, the sum of ETI's Consolidated Net Income plus amounts deducted in determining Consolidated Net Income in respect of: (a) any provision for (or less any benefit from) income taxes whether current or deferred; (b) amortization and depreciation expense; (c) Interest Expense for such period; and (d) to the extent not included in (b) above, purchase accounting expense related to inventory in an amount not to exceed $1,350,000 ($380,000 for the fiscal period ending March 31, 2004); provided that the add-back to Consolidated Net Income in this definition of EBITDA for the item described in this clause (d) shall only be effective for the fiscal periods ending on or prior to March 31, 2004. For fiscal periods ending after March 31, 2004 there shall be no add-backs to Consolidated Net Income in this definition of EBITDA for the item described in clause (d) above.

Fixed Charge Coverage Ratio - With respect to any period of determination, the ratio of (i) EBITDA of ETI for such period minus income taxes paid in cash (either directly or indirectly through a tax sharing agreement) and non-financed Capital Expenditures duringsuch period to (ii) Fixed Charges.

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Fixed Charges - For any period of determination, the sum of (a) scheduled principal payments of Funded Debt (including the principal portion of scheduled payments of Capital Lease Obligations), (b) Interest Expense paid in cash included in the determination of Consolidated Net Income, (c) to the extent not included in item (a) above, any royalty payments made or scheduled to be made within the applicable period by Borrower to Uponor North America, Inc. pursuant to the Acquisition Documents, and (d) dividends paid on ETI's capital stock.

Funded Debt - means: (i) Indebtedness arising from the lending of money by any Person to any Borrower, including, without limitation, the Obligations; (ii) Indebtedness, whether or not in any such case arising from the lending by any Person of money to any Borrower (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) Indebtedness that constitutes a Capitalized Lease Obligation; provided that any guaranty of obligations that would constitute Funded Debt under clauses (i) through (iii) hereof if owed directly by any Borrower or any guaranty having the economic effect of guaranteeing any of the obligations of any other Person shall only be included within Funded Debt if the underlying obligation so guaranteed is not included within Funded Debt.

Funded Debt to EBITDA Ratio - With respect to any date, the ratio of (i) total funded Funded Debt as of such date to (ii) with respect to the four month period ending June 30, 2003, the product of EBITDA for such four month period multiplied by 3, (x) with respect to the six month period ending September 30, 2003, the product of EBITDA for such period multiplied by 2, (y) with respect to the nine month period ending December 31, 2003, the product of EBITDA for such period multiplied by 4/3rds, and (z) with respect to the twelve month period ending March 31, 2004 and each June 30, September 30, December 31 and March 31 thereafter, EBITDA for such twelve month period.

Interest Coverage Ratio - With respect to any period of determination, the ratio of (i) EBITDA for such period to (ii) Interest Expense paid in cash for such period, all as determined in accordance with GAAP.

Interest Expense - With respect to any fiscal period, the interest expense incurred for such period excluding interest income as determined in accordance with GAAP.

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Interest Coverage Ratio - Borrowers shall not permit the Interest Coverage Ratio as of the last date of the period set forth below to be less than the ratio set forth opposite such period below:

--------------------------------------------------------------------------------
                 Period                                           Ratio
                 ------                                           -----
--------------------------------------------------------------------------------
Four Months Ending June 30, 2003                                10.0 to 1
--------------------------------------------------------------------------------
Six Months Ending September 30, 2003                            4.25 to 1
--------------------------------------------------------------------------------
Nine Months Ending December 31, 2003                            2.75 to 1
--------------------------------------------------------------------------------
Twelve Months Ending March 31, 2004                             1.70 to 1
--------------------------------------------------------------------------------
Twelve Months Ending June 30, 2004                              3.25 to 1
--------------------------------------------------------------------------------
Twelve Months Ending September 30 and each December 31,         5.50 to 1
March 31, June 30 and September 30 thereafter
--------------------------------------------------------------------------------

Fixed Charge Coverage Ratio - Borrowers shall not permit the Fixed Charge Coverage Ratio as of the last date of the period set forth below to be less than the ratio set forth opposite such period below:

--------------------------------------------------------------------------------
                 Period                                           Ratio
                 ------                                           -----
--------------------------------------------------------------------------------
Four Months Ending June 30, 2003                                2.80 to 1
--------------------------------------------------------------------------------
Six Months Ending September 30, 2003                             .75 to 1
--------------------------------------------------------------------------------
Nine Months Ending December 31, 2003                             .20 to 1
--------------------------------------------------------------------------------
Twelve Months Ending March 31, 2004                              .25 to 1
--------------------------------------------------------------------------------
Twelve Months Ending June 30, 2004                               .35 to 1
--------------------------------------------------------------------------------
Twelve Months Ending September 30, 2004                         1.00 to 1
--------------------------------------------------------------------------------
Twelve Months Ending December 31 and each March 31, June        1.10 to 1
30, September 30 and December 31 thereafter
--------------------------------------------------------------------------------

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Funded Debt to EBITDA Ratio - Borrowers shall not permit the Funded Debt to
EBITDA Ratio for any period set forth below to be greater than the ratio set forth opposite such period below:

--------------------------------------------------------------------------------
             Period                                               Ratio
             ------                                               -----
--------------------------------------------------------------------------------
Four Months Ending June 30, 2003                                 3.00 to 1
--------------------------------------------------------------------------------
Six Months Ending September 30, 2003                             6.50 to 1
--------------------------------------------------------------------------------
Nine Months Ending December 31, 2003                             8.50 to 1
--------------------------------------------------------------------------------
Twelve Months Ending March 31, 2004                             10.60 to 1
--------------------------------------------------------------------------------
Twelve Months Ending June 30, 2004                               9.25 to 1
--------------------------------------------------------------------------------
Twelve Months Ending September 30 and each December 31,          5.75 to 1
March 31, June 30 and September 30 thereafter
--------------------------------------------------------------------------------

Minimum Availability - Borrowers shall maintain at all times within the Term, Availability of at least $500,000.

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